Rule 497(d)
                                                      Registration No. 333-73760


           EQUITY FOCUS TRUSTS - STRATEGIC 10 PORTFOLIO, 2001 SERIES 5

                Supplement to Prospectus dated December 17, 2001
                        Supplement dated October 15, 2002

      Effective immediately, the Comparison of Total Returns which appears on page 14 of the prospectus is hereby amended to read as follows:

   The following table compares the actual performance of the DJIA against the hypothetical performance of the Strategic 10 Strategy in each of the past 25 years, as of December 31 in each of these years, as well as the first nine months of 2001:

                        COMPARISON OF TOTAL RETURNS(1)(2)

         (Strategic 10 figures reflect sales charge and trust expenses but not brokerage commissions or taxes)

                                                             Dow Jones
              Year                   Strategic              Industrial
              Ended                    10(3)             Average (DJIA)
              -----                    -----             --------------

              1976                     31.64%                21.82%
              1977                     (3.69)               (12.70)
              1978                     (1.82)                 2.69
              1979                     11.05                 10.52
              1980                     25.29                 21.41
              1981                      5.58                 (3.40)
              1982                     24.11                 25.79
              1983                     36.81                 25.65
              1984                      4.02                  1.08
              1985                     26.69                 32.78
              1986                     33.67                 26.92
              1987                      4.13                  6.02
              1988                     22.39                 15.95
              1989                     24.32                 31.71
              1990                     (9.51)                (0.58)
              1991                     32.92                 23.93
              1992                      5.54                  7.35
              1993                     25.32                 16.71
              1994                      1.94                  4.95
              1995                     33.00                 36.45
              1996                     26.05                 28.58
              1997                     19.75                 24.78
              1998                      8.69                 18.00
              1999                      2.06                 27.01
              2000                      3.72                 (4.74)
              2001 (through 9/30)     (11.10)               (16.75)


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(1)The Total Return  represents  the sum of  Appreciation  and Actual  Dividends
   Paid. (i) Appreciation for the Strategic 10 Portfolio in a given calendar year is calculated by subtracting the market value of the applicable stocks as of the close of trading on the last trading day of the previous calendar year from the market value of those stocks as of the close of trading on the last trading day in the given calendar year, and dividing the result by the market value of the stocks as of the close of trading on the last trading day of the previous calendar year. Appreciation for the DJIA is calculated by subtracting the market value of the DJIA as of the close of trading on the last trading day of the previous calendar year from the market value of the DJIA as of the close of trading on the last trading day in the given calendar year, and dividing the result by the market value of the DJIA as of the close of trading on the last trading day of the previous calendar year. (ii) Actual Dividends Paid for the Strategic 10 Portfolio is calculated by adding the total dividends credited on the stocks in the given calendar year and dividing the result by the market value of the applicable stocks as of the close of trading on the last trading day of the previous calendar year. Actual Dividends Paid for the DJIA is calculated by taking the total dividends credited to the DJIA in the given calendar year and dividing the result by the market value of the DJIA as of the close of trading on the last trading day of the previous calendar year. The above information is derived
   from   various   independent   recognized   sources.   The  Sponsor  has  not
   independently verified the data obtained from these sources but has no reason to believe that this data is incorrect in any material respect.
(2)In  addition  to  reasons   described   elsewhere  in  the  Prospectus,   the
   performance of the actual trust may differ due to the fact that: (i) dividends and certain corporate actions such as spinoffs and mergers may be treated differently by the trust as compared to the data sources; and (ii) Salomon Smith Barney is currently prohibited from purchasing common stock in Citigroup Inc., which is one of the 30 companies that comprise the DJIA.
(3)The Strategic 10 Portfolio in any given calendar year was selected by ranking the dividend yields for each of the stocks in the DJIA as of the beginning of that calendar year, based on an annualization of the last regular dividend distribution (which would have been declared in the preceding calendar year) divided by that stock's market value on the close of trading on the last trading day of the previous calendar year.